UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

May 12, 2014

PINNACLE FOODS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35844	35-2215019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Jefferson Road

Parsippany, New Jersey

07054

(973) 541-6620

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 8.01.	Other Events.

On May 12, 2014, Pinnacle Foods Inc., a Delaware corporation (the “Company”), and The Hillshire Brands Company, a Maryland corporation (“Hillshire”), issued a joint press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 12, 2014, by and among the Company, Hillshire, Helix Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Hillshire (“Merger Sub”), and Helix Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Hillshire, providing for, among other things, the acquisition of Pinnacle by Hillshire (the “Merger”). The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a subsequent filing on Form 8-K. A copy of the joint press release relating to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 12, 2014, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on May 12, 2014 the Company engaged in various communications with its employees, customers and suppliers concerning the proposed Merger. Copies of those communications are furnished as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Joint press release, dated May 12, 2014

Exhibit 99.2	Company press release, dated May 12, 2014

Exhibit 99.3	Email from Robert Gamgort to employees, transmitted on May 12, 2014

Exhibit 99.4	Presentation to employees, dated May 12, 2014

Exhibit 99.5	Email to customers, transmitted on May 12, 2014

Exhibit 99.6	Email to suppliers, transmitted on May 12, 2014

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward-looking statements with respect to the financial condition, results of operations and business of Pinnacle Foods and certain plans and objectives of Pinnacle Foods with respect thereto, including the expected benefits of the proposed merger with Hillshire Brands. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Hillshire Brands’ stockholders and Pinnacle Foods’ stockholders; and the risk that financing for the transaction may not be available on favorable terms. These forward-looking statements are based on numerous assumptions and assessments made by Pinnacle Foods in light of its experiences and perceptions of historical trends, current conditions, business strategies, operating environments, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Pinnacle Foods’ plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Pinnacle Foods assumes no obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Pinnacle Foods’ Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and in its reports on Form 10-Q and Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed merger transaction involving Hillshire Brands and Pinnacle Foods will be submitted to the respective stockholders of Hillshire Brands and Pinnacle Foods for their consideration. In connection with the proposed merger, Hillshire Brands will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Hillshire Brands and Pinnacle Foods to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. Hillshire Brands and Pinnacle Foods urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov. These documents can also be obtained (when they are available) free of charge from Hillshire Brands upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607, telephone number (312) 614-8100 or from Hillshire Brands’ website, http://investors.hillshirebrands.com, or from Pinnacle Foods upon written request to the Investor Relations Department, 399 Jefferson Road, Parsippany, New Jersey, 07054, telephone number (973) 434-2924, or from Pinnacle Foods’ website, http://investors.pinnaclefoods.com.

PARTICIPANTS IN SOLICITATION

Hillshire Brands, Pinnacle Foods and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hillshire Brands and Pinnacle Foods in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Hillshire Brands and Pinnacle Foods in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Hillshire Brands’ executive officers and directors in its definitive proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on September 12, 2013. You can find more information about Pinnacle Foods’ executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. You can obtain free copies of these documents from Hillshire Brands and Pinnacle Foods using the contact information above.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

Date: May 12, 2014	By:	/s/ Craig Steeneck
	Name:	Craig Steeneck
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Joint press release, dated May 12, 2014

Exhibit 99.2	Company press release, dated May 12, 2014

Exhibit 99.3	Email from Robert Gamgort to employees, transmitted on May 12, 2014

Exhibit 99.4	Presentation to employees, dated May 12, 2014

Exhibit 99.5	Email to customers, transmitted on May 12, 2014

Exhibit 99.6	Email to suppliers, transmitted on May 12, 2014